Exhibit 99.1
                          Chief Consolidated Mining Co.
                             15988 Silver Pass Road
                               Post Office Box 51
                                Eureka, UT 84628



                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

    I, Richard R. Schreiber, President and Chief Executive Officer (principal executive officer) of Chief Consolidated Mining Company (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended June 30, 2002 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Richard R. Schreiber
___________________________

Name:     Richard R. Schreiber

Date: August 19, 2002

                                                                    Exhibit 99.2
                          Chief Consolidated Mining Co.
                             15988 Silver Pass Road
                               Post Office Box 51
                                Eureka, UT 84628



                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, John E. Henderson, Chief Financial Officer (principal financial officer) of Chief Consolidated Mining Company (the "Registrant"), certifies that to the BEST of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended June 30, 2002 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ John E. Henderson
__________________

Name:     John E. Henderson

Date:     August 19, 2002